                                                                   EXHIBIT 10.16



                                                             [Conformed Version]




--------------------------------------------------------------------------------


                               LEASE RECEIVABLES
                        SALE AND CONTRIBUTION AGREEMENT




                        Dated as of September 30, 1996


                                     Among


                               BV FUNDING CORP.

                                 as the Buyer
                                 ------------


                                      and


                            BANKVEST CAPITAL CORP.

                      as the Originator and the Servicer
                      ----------------------------------

                                      and

                            LEASEVEST CAPITAL CORP.

                                 as LeaseVest
                                 ------------



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

Section                                                                     Page
-------                                                                     ----
ARTICLE I - DEFINITIONS ...................................................    5
         SECTION 1.01.  Certain Defined Terms .............................    5
         SECTION 1.02.  Other Terms .......................................    8
         SECTION 1.03.  Computation of Time Periods .......................    8

ARTICLE II - AMOUNTS AND TERMS OF THE PURCHASES ...........................    8
         SECTION 2.01.  Agreement to Purchase .............................    8
         SECTION 2.02.  Making Purchases from the Originator...............    9
         SECTION 2.03.  Purchases of Interests in Leases ..................   10
         SECTION 2.04.  Collections .......................................   10
         SECTION 2.05.  Transfer of Records to the Buyer ..................   10
         SECTION 2.06.  Perfection of Liens; Further Assurances ...........   11
         SECTION 2.07.  Transfers by LeaseVest to the Buyer ...............   11

ARTICLE III - CONDITIONS OF PURCHASES .....................................   12
         SECTION 3.01.  Conditions Precedent to Initial Purchase ..........   12
         SECTION 3.02.  Conditions Precedent to All Purchases .............   12
         SECTION 3.03.  Effect of Payment of Purchase Price ...............   13

ARTICLE IV - REPRESENTATIONS AND WARRANTIES 13
         SECTION 4.01.  Representations and Warranties ....................   13

ARTICLE V - GENERAL COVENANTS .............................................   17
         SECTION 5.01.  Affirmative Covenants .............................   17
         SECTION 5.02.  Reporting Requirements ............................   18
         SECTION 5.03.  Negative Covenants ................................   19

ARTICLE VI - ADMINISTRATION AND COLLECTION ................................   21
         SECTION 6.01.  Designation of Servicer ...........................   21
         SECTION 6.02.  Further Action Evidencing Transfers ...............   21

ARTICLE VII - INDEMNIFICATION; REPURCHASES ................................   21
         SECTION 7.01.  Indemnities by the Originating Parties ............   21
         SECTION 7.02.  Substitution and Repurchase of Assets .............   23

ARTICLE VIII - MISCELLANEOUS ..............................................   24
         SECTION 8.01.  Amendments, Etc ...................................   24
         SECTION 8.02.  Notices, Etc ......................................   25
         SECTION 8.03.  No Waiver; Remedies ...............................   25
         SECTION 8.04.  Binding Effect; Assignability .....................   25

         SECTION 8.05.  GOVERNING LAW; WAIVER OF JURY TRIAL ...............   26
         SECTION 8.06.  Costs, Expenses and Taxes .........................   26
         SECTION 8.07.  Execution in Counterparts; Severability ...........   27
         SECTION 8.08.  No Proceedings ....................................   27

                               LIST OF EXHIBITS
                               ----------------



EXHIBIT A       List of Offices of Originator where Records Are Kept

EXHIBIT B       Trade Names and Assumed Names

EXHIBIT C       LeaseVest Assignment and Similar Blanket Assignment(s)

               LEASE RECEIVABLES SALE AND CONTRIBUTION AGREEMENT
                         Dated as of September 30, 1996


          BV FUNDING CORP., a Delaware corporation (the "Buyer"), BANKVEST CAPITAL CORP., a Massachusetts corporation (in its capacities as the "Originator" and the "Servicer") and LEASEVEST CAPITAL CORP., a Massachusetts corporation ("LeaseVest"), agree as follows:

          PRELIMINARY STATEMENTS.

          (1) The Originator is in the business of leasing, financing and providing associated services with respect to equipment;

          (2) The Buyer is a special-purpose Subsidiary of the Originator established to purchase and otherwise acquire Assets and related
Purchased/Contributed Interests;

          (3) The Originator wishes from time to time to offer to sell or contribute as capital to the Buyer Assets and related Purchased/Contributed Interests;

          (4) The Buyer desires to procure such Assets and related Purchased/Contributed Interests from the Originator; and

          (5) A portion of the Assets and related Purchased/Contributed Interests which the Originator wishes to sell or contribute as capital to the Buyer hereunder have been originated by LeaseVest and transferred to the Originator in an unrelated transaction or group of transactions; consequently, notwithstanding such earlier transfers, for the avoidance of doubt and in furtherance of the transactions contemplated pursuant hereto, LeaseVest desires to transfer any and all interests which it may retain (if any) in, to and under any such Assets and related Purchased/Contributed Interests directly to the Buyer.

          NOW, THEREFORE, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01.  Certain Defined Terms.  Unless otherwise defined
                         ---------------------
herein, all capitalized terms shall have the meanings set forth in the EFCC Agreement. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Collections" means, with respect to any Purchased Asset, all cash
           -----------
collections and other cash proceeds of such Purchased Asset (including, without limitation, any related Lease Termination Payments and any Residual Realizations), all cash proceeds of Related Security and other related Purchased/Contributed Interests with respect to such Purchased Asset, and any amounts received or deemed to have been received pursuant to Section 7.02 in
                                                             ------------
respect of such Purchased Asset.

          "EFCC Agreement" means that certain Lease Receivables Purchase
           --------------
Agreement dated as of the date hereof between EFCC, FNBB, as Deal Agent, the Buyer, as Seller, and the Originator, as Servicer and Collateral Custodian, as such agreement may be amended, supplemented or modified from time to time.

          "Equipment" means any equipment leased or financed by the Originator
           ---------
as lessor (whether or not pursuant to an Asset assigned to the Originator by LeaseVest or another Person).

          "Facility Documents" shall mean collectively, this Agreement, the EFCC
           ------------------
Agreement, the Lock-Box Agreement, the Interest Rate Hedges, the Fee Letter, each Liquidity Fee Letter, each Supplemental Enhancement Fee Letter and all other agreements, documents and instruments executed and delivered in connection therewith.

          "FNBB" means The First National Bank of Boston, a national banking
           ----
association, and any successor.

          "Lease" means a contract in the form of a lease, installment sales
           -----
contract, promissory note/security agreement or other similar type of chattel paper pursuant to which the Originator leases Equipment to or finances the acquisition of Equipment by an Obligor.

          "LeaseVest Assignment" has the meaning assigned to that term in
           --------------------
Section 2.07(a).
---------------

          "Originating Parties" means, collectively, each of the Originator and
           -------------------
LeaseVest, and the term "Originating Party" refers to either of them.
                         -----------------

          "Purchase" has the meaning assigned to that term in Section 2.01.
           --------                                           ------------

          "Purchase Date" has the meaning assigned to that term in Section 2.01.
           -------------                                           ------------

          "Purchase Price" has the meaning assigned to that term in Section
           --------------                                           -------
2.02.

          "Purchased/Contributed Interests" means, at any time, all then
           -------------------------------
outstanding Purchased Assets, Related Security with respect to such Purchased Assets, Equipment with respect to such Purchased Assets, Leases with respect to such Purchased Assets and Collections with respect to, and other proceeds of, such Purchased Assets, including, without limitation, all Collections of Purchased Assets relating to payments due thereunder at any time during the month in which such Asset became a Purchased Asset.

          "Purchased Asset" means any Asset which appears on any list of Assets
           ---------------
at any time hereafter submitted to and accepted by the Buyer pursuant to Section
                                                                         -------
2.02, whether purchased by the Buyer or contributed to the capital of the Buyer.
----
Once an Asset appears on any such list it shall remain a Purchased Asset; provided, however, that with respect to any Asset that is repurchased by the
--------  -------
Originator pursuant to Section 7.02, following the Buyer's receipt of the
                       ------------
repurchase price for such Asset, "Purchased Asset" shall not include the Asset
                                  ---------------
so repurchased.

          "Records" means all Leases and other documents, books, and records
           -------
(including without limitation, computer programs, tapes, discs and punch cards) maintained by the Originator with respect to Leases and the related Obligors.

          "Related Security" means with respect to any Lease:
           ----------------

          (i) all security interests or liens and property subject thereto from time to time purporting to secure payment of the Asset arising under such Lease, whether pursuant to such Lease or otherwise;

          (ii) the blanket assignment to the Buyer, of all UCC financing statements covering any Equipment or covering any collateral securing payment of the Asset arising under such Lease;

          (iii) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Asset arising under such Lease, whether pursuant to the Lease related to such Asset or otherwise;

          (iv) all of the Originator's right, title and interest in, to and under the Equipment related to such Lease, whether as an ownership interest, as collateral security, or which was repossessed from an Obligor of a Lease to the extent that the outstanding balance of such Lease remains unpaid;

          (v)    all Records; and

          (v) all Collections and other proceeds of the foregoing, including without limitation, all insurance and condemnation proceeds and all security deposits related to the equipment.

          "Sale Notice" has the meaning assigned to that term in Section 2.02.
           -----------                                           ------------

          "Termination Date" has the meaning assigned to that term in the EFCC
           ----------------
Agreement.

          "UCC" means the Uniform Commercial Code as from time to time in effect
           ---
in the specified jurisdiction.

          SECTION 1.02.  Other Terms.  All accounting terms not specifically
                         -----------
defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of Massachusetts, and not specifically defined herein, are used herein as defined in such Article 9.

          SECTION 1.03.  Computation of Time Periods.  Unless otherwise stated
                         ---------------------------
in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."


                                  ARTICLE II

                      AMOUNTS AND TERMS OF THE PURCHASES

          SECTION 2.01.  Agreement to Purchase.  (a) Prior to the Termination
                         ---------------------
Date, the Buyer shall, on each Purchase Date on which a transfer hereunder will occur (a "Purchase Date"), upon the written request of the Originator, purchase, or agree to have contributed to it, all of the Originator's right, title and interest in and to the Leases described in each Sale Notice together with all other Purchased Assets related thereto (each, a "Purchase"), from the Originator on the terms and subject to the conditions of this Agreement and of the EFCC Agreement. Purchases shall be made not more frequently than once per week upon delivery to the Deal Agent of a Purchase Request at least three Business Days before the effective date of the requested Purchase (other than in the case of the initial Purchase Request hereunder, which may be delivered prior to 10:00 A.M. (Boston, Massachusetts time) on the Initial Purchase Date).

          (b) It is the intention of the parties hereto that each Purchase of Assets and related Lease, Related Security and Collections made hereunder shall constitute a "sale of chattel paper," as such term is used in Article 9 of the UCC, which sales are absolute and irrevocable and provide the Buyer with the full benefits of ownership of the Purchased Assets and all related Purchased/Contributed Interests. None of the parties hereto intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Buyer to the Originator secured by such assets. If at any time a court characterizes the Purchases hereunder as loans by the Buyer to the Originator, then the Originator hereby pledges, grants a security interest in and assigns to the Buyer, all of the

Originator's right and title to and interest in the Purchased Assets, the Related Security, Collections and the other Purchased/Contributed Interests related thereto as security for such loans and for the payment and performance of all obligations of the Originating Parties hereunder. In view of the intention of the parties hereto that the Purchases of Assets and related Leases made hereunder shall constitute sales of such Assets and related Leases rather than a loan secured by such Assets and related Leases, each of the Originating Parties agrees to note on its respective financial statements that assets sold to the Buyer hereunder are not available to the creditors of the Originator.

          SECTION 2.02.  Making Purchases from the Originator.
                         ------------------------------------

          (a) Purchases shall be made not more frequently than once per week, upon delivery of a Sale Notice (as described below). At least three Business Days before the effective date of any requested Purchase (other than in the case of the initial Sale Notice hereunder, which may be delivered prior to 10:00 A.M. (Boston, Massachusetts time) on the Initial Purchase Date), the Originator shall give the Buyer, the Servicer and the Deal Agent written notice of each Purchase (in each case, a "Sale Notice") specifying, as of the Purchase Date specified in the Sale Notice, (i) all Leases subject to such Purchase (including the identification of any Asset which is not an Eligible Asset), (ii) a list of Related Security with respect to such Assets, (iii) the amortization schedule (in the aggregate) of such Leases, and (iv) that portion of the Purchase Price which is payable in cash for the Purchased/Contributed Interests to be transferred.

          (b) The purchase price (the "Purchase Price") for the new Assets noted
                                       --------------
on a Sale Notice (together with the related Purchased/Contributed Interests) payable on any Purchase Date shall be an amount equal to the aggregate present values of the aggregate amount of the remaining Periodic Installments of Rent under each related Lease, with such aggregate amount discounted to present value using the Purchase Price Discount Rate for such Asset and a payment schedule of the first day of each month commencing with the first day of the month in which the Purchase Price is calculated. "Purchase Price Discount Rate" means, for
                                   ----------------------------
purposes of the foregoing calculation, the rate set forth as such in each Sale Notice, which is a reflection of actual historical losses and carrying costs of the Buyer.

          (c) Except as otherwise provided below in this Section 2.02, the
                                                          ------------
Purchase Price for the Purchased/Contributed Interests sold by the Originator under this Agreement shall be payable in full in cash by the Buyer, in each case on the date of each such Purchase, except that the Buyer may, with respect to any Purchase, offset against such Purchase Price any amounts owed by the Originator to the Buyer hereunder with respect to repurchase obligations which remain unpaid. On the date of each Purchase, the Buyer shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the
                                          -----------
Originator the portion of the Purchase Price payable in cash referred to above in same day funds.

          (d) If, on any Purchase Date, the Buyer has insufficient funds to pay in full the Purchase Price owed on such day, then the Originator shall be deemed to have contributed to the capital of the Buyer Purchased/Contributed Interests having a Purchase Price equal to the portion of the total Purchase Price owed on such day which is not paid in cash.

          SECTION 2.03.  Purchases of Interests in Leases.  Although the Buyer
                         --------------------------------
has Purchased the Leases that constitute Purchased/Contributed Interests, the Originator shall, in its capacity as Servicer (i) perform all of the obligations of the lessor under the Leases related to the Purchased Assets and the exercise by Buyer of any of its rights thereunder or hereunder shall not relieve Originator from such obligations and (ii) pay on behalf of or cause the Obligor to pay when due (A) any taxes, including without limitation, sales, excise and personal property taxes payable in connection with the Purchased Assets, unless the Originator is contesting the payment of such taxes in good faith and by appropriate proceedings, and (B) all premiums for insurance with respect to the Equipment related to such Purchased Assets; provided, that, the Buyer shall have
                                            --------  ----
the right to exercise any of the rights of the lessor under any such Lease and the Buyer shall perform (and hereby authorizes the Servicer to perform on its behalf) the obligation of the lessor under any such Lease to sell the Equipment covered by such Lease to the Obligor under such Lease in the event such Obligor exercises its purchase option under such Lease.

          SECTION 2.04.  Collections.  Any Collections of Purchased Assets
                         -----------
received (or deemed to have been received) by either Originating Party shall be remitted directly to the Buyer by depositing such Collections in the Lock-Box Account within one Business Day of such Originating Party's receipt.

          SECTION 2.05.  Transfer of Records to the Buyer.
                         --------------------------------

          (a) In connection with the Purchases of Assets hereunder, each of the Originating Parties hereby sells, transfers, assigns and otherwise conveys to the Buyer all of the Originator's right and title to and interest in the Records relating to all Assets included in the Purchased/Contributed Interests, without the need for any further documentation in connection with any Purchase. In connection with such transfer, the Originating Parties hereby grants to the Buyer and the Servicer an irrevocable, non-exclusive license (or sublicense, as the case may be) to use, without royalty or payment of any kind, all software used by the Originating Parties to account for the Purchased Assets, to the extent necessary to administer the Purchased Assets, whether such software is owned by such Originating Party or is owned by others and used by such Originating Party under license agreements with respect thereto. The license granted hereby shall be royalty free and irrevocable, except that such license shall terminate upon the later of the Collection Date and the termination of this Agreement.

          (b) Each Originating Party shall take such action as is reasonably requested by the Buyer and/or the Servicer, from time to time hereafter, that may be necessary or appropriate, including the transfer of certain Records to the Collateral Custodian as provided in Section 5.01(d), to ensure that Buyer
                                        ---------------
has (i) an enforceable ownership interest in the Records relating to the Purchased Assets and (ii) an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Purchased Assets and/or to recreate such Records, in each case, without incurring any royalty, cost or expense on the part of the Buyer whatsoever.

          SECTION 2.06.  Perfection of Liens; Further Assurances.  Upon the
                         ---------------------------------------
request of the Buyer, each Originating Party shall, at its expense, promptly execute and deliver all further instruments and documents, and take all further action (including, without limitation, the execution and filing of such financing or continuation statements, or amendments thereto or assignments thereof), that may be necessary or desirable, or that the Buyer may request, in order to (i) assure compliance with the Obligor UCC Filing Requirement, and (ii) perfect and protect any ownership or security interest granted or purported to be granted to the Buyer hereunder or to enable the Buyer to exercise and enforce its rights and remedies hereunder with respect to any Purchased/Contributed Interests. Each Originating Party hereby authorizes the Buyer to file one or more continuation statements, amendments and/or assignments of financing statements, relative to all or any part of the Purchased/Contributed Interests now existing or hereafter arising without the signature of such Originating Party where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Purchased/Contributed Interests or any part thereof shall be sufficient as a financing statement.
Each Originating Party will furnish to the Buyer from time to time statements and schedules further identifying and describing the Purchased/Contributed Interests and such other reports in connection with the Purchased/Contributed Interests as the Buyer may reasonably request, all in reasonable detail.

          SECTION 2.07.  Transfers by LeaseVest to the Buyer.  (a) The parties
                         -----------------------------------
hereto acknowledge that LeaseVest has previously sold, transferred and assigned all of its right, title and interest in, to and under the Purchased Assets originated by it, together with the other Purchased/Contributed Interests relating thereto, to the Originator; each such sale and transfer being evidenced and memorialized by the one of the following master agreements and/or blanket assignments executed by LeaseVest in favor of the Originator (a copy of each of which assignment is attached hereto as Exhibit C): (i) Assignment of Equipment
                                       ---------
Lease Agreements between BankVest and LeaseVest, dated May 15, 1995, (ii) that certain Agreement dated as of September 30, 1996, between the Originating Parties, and (iii) that certain Assignment of Equipment Lease Agreements dated as of September 30, 1996, made by LV in favor of the Originator (the agreements and assignments referenced in each of clauses (i) ,(ii) and (iii) above, in each case as amended, restated, supplemented or otherwise modified from time to time hereafter, are sometimes collectively referred to as the "LeaseVest Assignment"). For the avoidance of doubt and to further evidence the intent of the parties hereto that all right, title and interest in, to and under the Purchased Assets and the other Purchased/Contributed Interests relating thereto has been sold, transferred and assigned to the Buyer pursuant to this Agreement, LeaseVest hereby irrevocably sells, transfers, assigns and quitclaims any residual right, title and interest that it may have (or be deemed to have) in, to and under any of the Purchased Assets and the other Purchased/Contributed Interests relating thereto directly to the Buyer.

     (b) To the extent that any sale, transfer, assignment or quitclaim of Purchased Assets and other Purchased/Contributed Interests relating thereto from LeaseVest to the Buyer contemplated by Section 2.07(a) is treated by a court as
                                       ---------------
the making of one or more loans instead of a sale under applicable law, LeaseVest hereby pledges, grants a security interest in and assigns to the Buyer, all of LeaseVest's right, title and interest in, to and under the Purchased Assets, the Related Security, Collections and the other Purchased/Contributed Interests related thereto as security for such loans and for the payment and performance of all obligations of the Originating Parties hereunder.



                                  ARTICLE III

                            CONDITIONS OF PURCHASES

          SECTION 3.01.  Conditions Precedent to Initial Purchase.  The initial
                         ----------------------------------------
Purchase shall be subject to the condition precedent that the EFCC Agreement shall have become effective and all conditions precedent to the initial purchase thereunder shall have been satisfied or waived in accordance with the terms thereof.

          SECTION 3.02.  Conditions Precedent to All Purchases. Each Purchase
                         -------------------------------------
(including the initial Purchase) by the Buyer from the Originator shall be subject to the further conditions precedent that (a) with respect to any such Purchase, on or prior to the date of such Purchase, the Originator shall have delivered (i) to the Buyer, in form and substance satisfactory to the Buyer, a completed Sale Notice dated within twenty days (but no less than three Business
Days) prior to the date of such Purchase and containing such additional information as may be reasonably requested by the Buyer and (ii) to the Collateral Custodian the original copy of each Lease under which the Assets to be included in such Purchase arose and (b) on the date of such Purchase the representations and warranties contained in Section 4.01 are correct in all
                                            ------------
material respects on and as of such day as though made on and as of such date, and the Originator by accepting the cash portion of the Purchase Price shall be deemed to have certified thereto.

          SECTION 3.03.  Effect of Payment of Purchase Price.  Upon the payment
                         -----------------------------------
of the Purchase Price for any Purchase, (whether in cash or through a capital contribution), title to the Purchased Assets and the related
Purchased/Contributed Interests shall vest in the Buyer, whether or not the conditions precedent to such Purchase were in fact satisfied.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations and Warranties.  Each of the Originator
                         ------------------------------
(individually and as Servicer) and LeaseVest hereby represents and warrants as follows:

          (a)  Due Incorporation and Good Standing.  Such Originating Party is a
               -----------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly qualified to do business, and is in good standing, in the Commonwealth of Massachusetts and in every other jurisdiction in which the nature of its business requires it to be so qualified.

          (b)  Due Authorization and No Conflict.  The execution, delivery and
               ---------------------------------
performance by such Originating Party of this Agreement and all other Facility Documents to which it is a party, and the transactions contemplated hereby and thereby, are within such Originating Party's corporate powers, have been duly authorized by all necessary corporate action on the part of such Originating Party, do not contravene (i) the such Originating Party's charter or by-laws,
(ii) any law, rule or regulation applicable to such Originating Party, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on such Originating Party or its property or (iv) any order, writ, judgment, award, injunction or decree binding on such Originating Party or its property, and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties pursuant to any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other material agreement binding on such Originating Party or its property (other than in favor of the Buyer as contemplated hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement has been duly executed and delivered on behalf of the Originator.

          (c)  Governmental Consent.  No authorization or approval or other
               --------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Originating Party of this Agreement or any other agreement, document or instrument to be delivered hereunder, except for filings under the UCC.

          (d)  Enforceability of Facility Documents.  This Agreement and each
               ------------------------------------
other Facility Document to be delivered by such Originating Party in connection herewith constitute the legal, valid and binding obligation of such Originating Party enforceable against such Originating Party in accordance with their respective terms.

          (e)  No Litigation.  There are no actions, suits or proceedings
               -------------
pending, or to the knowledge of such Originating Party threatened in writing, against such Originating Party or any of its Subsidiaries, or the property of such Originating Party or any of its Subsidiaries, in any court, or before any arbitrator of any kind, or before or by any governmental body, which (i) assert the invalidity of any Facility Document or any action to be taken by such Originating Party in connection therewith, or (ii) seek to prevent the consummation of the transactions contemplated by this Agreement and the other Facility Documents. Such Originating Party is not in default with respect to any order of any court, arbitrator or governmental body.

          (f)  Use of Proceeds.  No proceeds of any Purchase will be used by
               ---------------
such Originating Party to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

          (g)  Perfection of Interest in Purchased Assets.  Prior to the Buyer's
               ------------------------------------------
Purchase and/or acquisition of each Purchased/Contributed Interest hereunder, each Purchased Asset shall, together with the Lease related thereto, be owned by the Originator free and clear of any Adverse Claim except as provided herein or arising as a result of any action taken by the Buyer or any assignee thereof, and upon each Purchase, the Buyer shall acquire a valid and perfected first priority ownership interest in each Purchased Asset then existing or thereafter arising and in the Related Security, Collections and Equipment with respect thereto, in each case free and clear of any Adverse Claim except as provided herein or arising as a result of any action taken by the Buyer or any assignee thereof; and no effective financing statement or other instrument similar in effect filed by or permitted to be filed by such Originating Party covering any Purchased Asset, the Related Security, Collections or the other Purchased/Contributed Interests with respect thereto shall at any time be on file in any recording office except as such may be filed in favor of the Buyer or its assignees in accordance with this Agreement, and, with respect to the Equipment, against the related Obligor in favor of the Originator.

          (h)  Accuracy of Information.  No Sale Notice, furnished or to be
               -----------------------
furnished by the Originator to the Buyer in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated or as of the date so furnished.

          (i)  Location of Chief Executive Office and Records.  The chief place
               ----------------------------------------------
of business and chief executive office of such Originating Party are located at the address of such Originating Party referred to in Section 8.02 hereof and the locations of
                                      ------------
the offices where such Originating Party keeps all the Records are listed on Exhibit A (or at such other locations, notified to the Buyer in accordance with
---------
Section 5.01(e), in jurisdictions where all actions required by Sections 2.10
--------------
and 6.05 of the EFCC Agreement has been taken and completed).

          (j)  Lock-Box Accounts.  Except as otherwise agreed by the Deal Agent
               -----------------
and the Buyer, and in the case of occasional inadvertent errors on the part of one or more Obligors (which errors are immaterial in the aggregate with respect to the Purchased Assets taken as a whole): (A) PNC Bank, N.A., in its capacity as the Lock-Box Bank, is the only bank to which Collections of Purchased Assets are remitted by Obligors, (B) account number 10-1093-3415 at such Lock-Box Bank is the only Lock-Box Account to which Collections of Purchased Assets are so remitted, (C) the Post Office Box is the only post-office box to which Collections of Purchased Assets are remitted by Obligors, and (D) neither of the Originating Parties shall have given any contrary instructions to any Obligor.

          (k) No Tradenames.  Except as described in Exhibit B, such
              -------------                          ---------
Originating Party has no tradenames, fictitious names, assumed names or "doing business as" names.

          (l) Facility Documents.  The Facility Documents are the only
              ------------------
agreements pursuant to which the Buyer purchases and receives contributions of Leases, Assets and any other accounts receivable from such Originating Party, and the Facility Documents delivered to the Deal Agent represent all material agreements between such Originating Party and the Seller. All such assets are transferred without recourse to such Originating Party.

          (m) Taxes.  Such Originating Party has filed or caused to be filed all
              -----
Federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes before such taxes became delinquent, other than any taxes or assessments the validity of which are being contested in good faith by appropriate proceedings.

          (n) Solvency.  Such Originating Party is not "insolvent" (as such term
              --------
is defined in (S)101(32)(A) of the Bankruptcy Code).

          (o) Ownership of the Seller.  One hundred percent (100%) of the
              -----------------------
outstanding capital stock of the Buyer is directly owned (both beneficially and of record) by the Originator. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Buyer.

          (p) No Fraudulent Conveyance.  The transactions contemplated by the
              ------------------------
LeaseVest Assignment, this Agreement and by each of the Facility Documents are being consummated by such Originating Party in furtherance of such Originating Party's ordinary business, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. By its receipt of the Purchase Prices hereunder and its ownership of the capital stock of the Buyer, the Originator shall have received reasonably equivalent value for the Purchased/Contributed Interests sold or otherwise conveyed to the Buyer under this Agreement. By the Originator's receipt of the Purchase Prices hereunder, and the receipt by LeaseVest of the other consideration transferred in connection with the transactions contemplated by the LeaseVest Assignment (and other similar predecessor agreements), LeaseVest shall have received reasonably equivalent for the Purchased/Contributed Interests sold or otherwise conveyed by it to the Originator under the LeaseVest Assignment (or any such similar predecessor agreement).

          (q)   Software. Each of the Buyer and the Servicer has (or will have,
                --------
concurrently with the effectiveness hereof) an enforceable right (whether by license, sublicense or assignment) to use all of the computer software used to account for the Purchased Assets to the extent necessary to administer the Purchased Assets, except where the failure to have or obtain such right would not materially adversely affect (i) the interests hereunder of the Buyer in the Purchased/Contributed Interests, or (ii) the ability of each such Originating Party to perform its obligations hereunder.

          (r)   LeaseVest Assignment.  (i) The LeaseVest Assignment (A) is in
                --------------------
full force and effect in the form set forth at Exhibit C hereto (except as may
                                               ---------
otherwise be permitted pursuant to Section 5.03(i)), (B) constitutes the legal,
                                   ---------------
valid and binding obligations of the parties thereto in accordance with its terms, and (C) is the only agreement pursuant to which LeaseVest assigns any of its rights, title and/or interests in, to or under any Purchased/Contributed Interests to any other Person; and (ii) the agreements attached at Exhibit C
                                                                   ---------
hereto constitute the only agreements pursuant to which, prior to the date hereof, LeaseVest has assigned any of its rights, title and/or interests in, to or under any Purchased/Contributed Interests to any other Person.

                                   ARTICLE V

                               GENERAL COVENANTS

          SECTION 5.01.  Affirmative Covenants. Each of the Originator and
                         ---------------------
LeaseVest shall, unless the Buyer shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply in all material respects with
               --------------------------
all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Assets and related Leases.

          (b)  Preservation of Corporate Existence.  Preserve and maintain its
               -----------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the nature of its business requires it to be so qualified.

          (c)  Audits.  At any time and from time to time upon reasonable prior
               ------
written notice to the Originator and during regular business hours, permit the Buyer, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records, and (ii) to visit the offices and properties of the such Originating Party for the purpose of examining such Records, and to discuss matters relating to the Assets or such Originating Party's performance hereunder with any of the officers or employees of the Originating Party having knowledge of such matters.

          (d)  Keeping of Records and Books of Account.  Maintain and implement
               ---------------------------------------
administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Assets in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Assets (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Purchased Asset). The original counterpart of each Lease subject to a Purchase hereunder shall be delivered to the Collateral Custodian and all other Records relating thereto shall be held by the Originator, as Servicer; such original counterpart and all such Records shall in any event be marked with a legend indicating the interests of the Buyer and its successors and assigns.

          (e)  Location of Records.  Keep its chief place of business and chief
               -------------------
executive office, and the offices where it keeps the Records, at the address(es) of such Originating Party referred to in Section 4.01(i), or, in any such case,
                                         ---------------
upon 30 days' prior written notice to the Buyer, at such other locations within the United States where all action required by Sections 2.10 and 6.05 of the EFCC Agreement shall have been taken and completed.

          (f)  Credit and Collection Policies.  Comply in all material respects
               ------------------------------
with its Credit and Collection Policy in regard to each Purchased Asset and the related Lease.

          (g)  Collections.  Instruct all Obligors of Purchased Assets to cause
               -----------
all Collections to be deposited directly to the Lock-Box Account (and in the case of any payments made by mail, to the related Post Office Box), and if such Originating Party shall receive any Collections, such Originating Party shall remit such Collections to the Lock-Box Account within one Business Day following such Originating Party's receipt thereof.

          (h)  Compliance with ERISA.  Establish, maintain and operate all Plans
               ---------------------
to comply in all material respects with the provisions of ERISA, the IRC, and all other applicable laws, and the regulations and interpretations thereunder.

          (i)  Obligor UCC Filing Requirement.  With respect to each Asset that
               ------------------------------
constitutes a Purchased Asset, comply with the Obligor UCC Filing Requirement.

          (j)  Maintenance of Insurance.  Maintain, or cause each Obligor to
               ------------------------
maintain, with respect to the Leases related to the Purchased Assets and the Equipment related thereto, casualty and general liability insurance in an amount and of a nature consistent with industry practice and the Credit and Collection Policy. Such Originating Party shall remit, or shall cause to be remitted, the proceeds of any such insurance policy to the Lock-Box Account.

          (k)  Separate Identity.  Such Originating Party acknowledges that the
               -----------------
Buyer, the Deal Agent and EFCC are entering into the transactions contemplated by this Agreement and the EFCC Agreement in reliance upon the Buyer's identity as a separate legal entity from the Originating Parties.

          (l)  Facility Documents.  Comply in all material respects with the
               ------------------
terms of and employ the procedures outlined in the EFCC Agreement and all of the other Facility Documents to which it is a party.

          (m)  Fair Selection.  In connection with each Purchase hereunder,
               --------------
select Assets for inclusion in such Purchase on a basis which is not adverse to the Buyer.

          SECTION 5.02.  Reporting Requirements.  The Originator shall, unless
                         ----------------------
the Buyer shall otherwise consent in writing, furnish to the Buyer, as soon as reasonably practicable, from time to time, such information, documents, records or reports respecting the Assets or the conditions or operations, financial or otherwise, of the Originating Parties or any of their Affiliates as the Buyer may from time to time reasonably request in order to protect the interests of the Buyer under or as contemplated by this Agreement, and shall provide to the Buyer promptly upon its demand therefor, all such information, documents, records or reports which are originally prepared by or on behalf of the Originating Parties or any of their Affiliates as the Buyer may be required to deliver to the Deal Agent pursuant to the terms of the Lease Receivables Purchase Agreement.

          SECTION 5.03.  Negative Covenants.  From the date hereof, neither of
                         ------------------
the Originator or LeaseVest shall, without the written consent of the Buyer:

          (a)  Extension or Amendment of Assets.  Except to the extent permitted
               --------------------------------
in Section 6.02 of the EFCC Agreement in the Originator's capacity as Servicer
   ------------
thereunder, extend, amend or otherwise modify, the terms of any Purchased Asset, or amend, modify or waive, any term or condition of any Lease related thereto.

          (b)  Change in Business or Credit and Collection Policy.  Make any
               --------------------------------------------------
material change in the Credit and Collection Policy, which change would materially impair the collectibility of any Purchased Asset.

          (c)  Change in Payment Instructions to Obligors.  Make any amendment,
               ------------------------------------------
change or other modification to the terms of the Lock-Box Agreement.

          (d)  Change in Corporate Name.  Make any change to its corporate name
               ------------------------
or use any tradenames, fictitious names, assumed names or "doing business as" names other than those described in Exhibit B, unless prior to the effective
                                    ---------
date of any such name change or use, such Originating Party delivers to the Buyer such Financing Statements (Form UCC-1 and UCC-3) executed by such Originating Party which the Buyer may reasonably request to reflect such name change or use, together with such other documents and instruments that the Buyer may request in connection therewith in order to maintain a first priority interest of the Buyer in the Purchased/Contributed Interests.

          (e)  ERISA Matters.  (i) Engage or permit any ERISA Affiliate to
               -------------
engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and
Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Originating Party or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any material liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a material liability of the Originating Party or any ERISA Affiliate under ERISA or the IRC.

          (f)  Terminate or Reject Leases.  Without limiting Section 5.03(b),
               --------------------------                    ---------------
terminate or reject any Lease under which a Purchased Asset has arisen prior to the term of such Lease, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code) unless, prior to such termination or rejection, the Originator repurchases the Purchased Asset pursuant to Section 7.02 hereof.
                  ------------

          (g)  Facility Documents.  Except as otherwise permitted under Section
               ------------------                                       -------
8.01, (a) terminate, amend or otherwise modify any Facility Document to which it
----
is a party or grant any waiver or consent thereunder, (b) , terminate, amend or otherwise modify either of the Servicing Agreement or the Backup Servicing Agreement, or grant any waiver or consent thereunder, or (c) without the prior written consent of the Buyer, which consent shall not unreasonably be withheld, consent to any amendment or modification of the Credit and Collection Policy, which would, in either case, impair the collectibility of any Purchased Asset.

          (h)  Accounting Treatment.  Prepare any financial statements or other
               --------------------
statements which shall account for the transactions contemplated by this Agreement in any manner other than as the sale of, or a capital contribution of, the Purchased/Contributed Interests by the Originator to the Buyer.

          (i)  LeaseVest Assignment.  Terminate, amend, restate, waive or
               --------------------
otherwise modify any of the terms of the LeaseVest Assignment, or otherwise permit the LeaseVest Assignment to fail to be in full force and effect.

          (j)  Negative Pledge.
               ---------------

          (i) Without the prior written consent of the Buyer, which consent shall not unreasonably be withheld, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Adverse Claim upon or with respect to, any Purchased/Contributed Interest, Related Security or Collections, or any related Lease, or any Servicing Agreement Assets.

          (ii) At all times prior to the termination of the Line of Credit Agreement dated as of October 31, 1995 between MetroWest Bank (formerly known as Framingham Savings Bank) and the Originator, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time (the "Metro Credit Agreement"), maintain leases, the costs bases of which are equal to or exceed the loan balance outstanding to the Originator from time to time, free and clear of any and all liens at all time.

                                  ARTICLE VI

                         ADMINISTRATION AND COLLECTION

          SECTION 6.01.  Designation of Servicer.  Consistent with the Buyer's
                         -----------------------
ownership of the Purchased Assets and the other Purchased/Contributed Interests, the Buyer shall have the sole right to service, administer and collect the Assets, to assign such right and to delegate such right to the Servicer. Pursuant to the EFCC Agreement, the Originator has been appointed by the Buyer, the Deal Agent and EFCC as the Servicer thereunder (the "Servicer") and the Originator has accepted such appointment thereunder. As part of the consideration for the Purchases hereunder, the Originator hereby consents to appointment as Servicer and agrees to perform each of the duties and obligations of the Servicer pursuant to the terms of the EFCC Agreement. In addition, the Originator acknowledges that if the Originator is replaced as Servicer pursuant to Article VI of the EFCC Agreement, the Deal Agent and the successor Servicer shall have all of the rights described in Article VI of the EFCC Agreement.

          SECTION 6.02.  Further Action Evidencing Transfers.   The Originator
                         -----------------------------------
shall mark its master data processing records evidencing the Purchased Assets and related Leases with a legend, acceptable to the Buyer, evidencing that the Buyer has acquired an ownership interest therein as provided in this Agreement. If the Originator fails to perform any of its agreements or obligations under this Agreement, the Buyer may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Buyer incurred in connection therewith shall be payable by the Originator upon the Buyer's demand therefor; provided, however, prior to taking any such action,
                             --------  -------
the Buyer shall give notice of such intention to the Originator and provide the Originator with a reasonable opportunity to take such action itself.


                                  ARTICLE VII

                          INDEMNIFICATION; REPURCHASES

          SECTION 7.01.  Indemnities by the Originating Parties.  (a) Without
                         --------------------------------------
limiting any other rights which the Buyer may have hereunder or under applicable law, each Originating Party, jointly and severally, hereby agrees to indemnify the Buyer, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by the Buyer arising out of
 -------------------
or as a result of this Agreement or the ownership of the Purchased/Contributed Interests or in respect of any Asset or any Lease, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Buyer or (ii) recourse (except with respect to payment and performance obligations provided for in this Agreement) for uncollectible Purchased Assets. Without limiting the foregoing, each of the Originating Parties, jointly and severally, shall indemnify the Buyer for Indemnified Amounts relating to or resulting from:

          (i) reliance on any representation or warranty made or deemed made by either Originating Party (or any of its officers) under or in connection with this Agreement, any Sale Notice or any other information or report delivered by an Originating Party pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

          (ii) the failure by the Originator (individually or as Servicer) or LeaseVest to comply with any term, provision or covenant contained in this Agreement, or any Facility Document to which it is a party or with any applicable law, rule or regulation with respect to any Asset, the related Lease, the Related Security or the other Purchased/Contributed Interests, or the nonconformity of any Asset, the related Lease, the Related Security or the other Purchased/Contributed Interests with any such applicable law, rule or regulation;

          (iii) the reduction of Purchased Assets due to any Permitted Encumbrance (except in favor of the Buyer or its assignees) whether existing at the time of the Purchase of such Asset or at any time thereafter;

          (iv) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with goods, merchandise and/or services which are the subject of any Asset or Lease;

          (v) the failure of the Originator (individually or as Servicer) or LeaseVest to maintain, or cause the relevant Obligor to maintain in effect, policies of casualty and general liability insurance with respect to the Leases related to the

     Purchased Assets and the Equipment related thereto, to the extent required pursuant to Section 5.01(j);
                 ---------------

          (vi) the failure to pay when due any taxes, including, without limitation, sales, excise or personal property taxes payable in connection with the Purchased Assets;

          (vii) the payment by the Buyer of, or indemnification made by the Buyer in respect of, Taxes, including, without limitation, any Taxes imposed by any jurisdiction on amounts payable and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto to the extent caused by the Originator's actions or failure to act; provided that the Buyer shall provide the Seller, at its address referred
     --------
     to in Section 10.02, with a certificate from the relevant taxing authority
           -------------
     or from a responsible officer of the Buyer (or a party so indemnified by the Buyer, as the case may be) stating or otherwise evidencing that the Buyer has made payment of such Taxes (or has indemnified a third party therefor) and, within 30 days thereafter, will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes; and

          (viii) any payment made or required to be made by the Buyer to, or to a Person seeking indemnification from the Buyer in respect of a payment which such Person made to, (1) the Lock-Box Bank with respect to the Lock-Box Account or (2) the Collection Account Bank with respect to the Collection Account, whether in connection with reimbursement for a returned item, or for any other reason whatsoever.

Any amounts subject to the indemnification provisions of this Section 7.01 shall
                                                              ------------
be paid by the Originating Part(ies) on which a demand hereunder has been made to the Buyer, within two Business Days following the Buyer's demand therefor.

          SECTION 7.02.  Substitution and Repurchase of Assets.  The following
                         -------------------------------------
rights are in addition to and not in limitation of any other rights or remedies that the Buyer may have hereunder.

          (a) If, with respect to any Purchased Asset, (i) such Asset did not constitute an Eligible Asset on the date such Asset became a Purchased Asset or
(ii) an Originating Party shall have breached any representation or warranty made hereunder with respect to such Asset including without limitation, any of the representations and warranties contained in Section 4.01(g) (a Purchased
                                                ---------------
Asset described in either of clauses (i) or (ii)  above being referred to as an
                             -----------    ----
"Ineligible Purchased Asset"), then the Originator shall on the next succeeding
 --------------------------
Settlement Date, upon the Buyer's written demand, either substitute for such Ineligible Purchased Asset a new Asset in the manner specified in subsection (d) of this Section 7.02, or repurchase such Ineligible Purchased
--------------         ------------
Asset for the repurchase price specified in subsection (e) of this Section 7.02.
                                            --------------         ------------

          (b) The Originator may at any time and from time to time notify the Buyer of its intent to substitute one or more new Assets for any Purchased Assets (other than any Purchased Asset (i) which is a Defaulted Asset or (ii) in respect of which the Obligor thereunder has requested the rewriting and/or restructuring of the related Lease as an accommodation to such Obligor); provided, that in such notice the Originator shall certify that the Purchased
--------
Assets to be repurchased by the Seller represent a fair selection of the aggregate Purchased Assets. On the Settlement Date next succeeding any such notice, the Originator shall substitute for any such Purchased Asset a new Asset in the manner specified in subsection (d) of this Section 7.02.
                           --------------         ------------

          (c) Notwithstanding anything herein to the contrary, in no event may the Originator substitute for a Purchased Asset under subsection (b) of this
                                                      --------------
Section 7.02 if, after giving effect to such substitution, the aggregate amount
------------
of Periodic Installments of Rent on all Purchased Assets substituted for by the Seller pursuant to subsection (b) of this Section 7.02 would exceed ten percent
                   --------------         ------------
(10%) of the Aggregate Outstanding Balance at such time.

          (d) If the Originator substitutes a new Asset for a Purchased Asset pursuant to this Section 7.02, such new Asset shall (i) on the date of
                 ------------
substitution, be an Eligible Asset (ii) have an Outstanding Balance at least equal to the Outstanding Balance of the Purchased Asset for which it is being substituted, (iii) have a remaining term that is no longer than the remaining term of the Purchased Asset for which it is being substituted, and (iv) be of equivalent credit quality to the Purchased Asset for which it is being substituted. In no event shall any such substitution take place after the occurrence of the Termination Date. On the date of such substitution, such new Eligible Asset shall become a Purchased Asset and the Asset so replaced shall cease to be a Purchased Asset, and the Originator shall list the Leases relating to any such new Purchased Asset on a new Sales Notice, together with a list of all Related Security with respect thereto, the amortization schedule of such Purchased Asset, and a certification by the Originator as to the satisfaction of the requirements relating to such Purchased Asset set forth in clauses (i) through (iv) above.

          (e) In the case of a repurchase by the Originator from the Buyer of a Purchased Asset pursuant to this Section 7.02, the Originator shall, on the
                                 ------------
Settlement Date coinciding with such repurchase pay to the Buyer an amount equal to the Outstanding Balance (as defined in the EFCC Agreement) of such Purchased Asset as of such Settlement Date. Any such repurchase shall be made without recourse or warranty, express or implied (other than a representation and warranty that such Asset is free and clear of any Adverse Claim created by or through the Buyer). The Originator and the

Buyer shall execute and deliver such instruments of transfer or assignments as are necessary to vest ownership of such Asset in the Originator.


                                 ARTICLE VIII

                                 MISCELLANEOUS

          SECTION 8.01.  Amendments, Etc.  No amendment to or waiver of any
                         ----------------
provision of this Agreement nor consent to any departure by an Originating Party, shall in any event be effective unless the same shall be in writing and signed by (i) each Originating Party and the Buyer (with respect to an amendment) or (ii) the Buyer (with respect to a waiver or consent by it) or the Originating Parties (with respect to a waiver or consent by them), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that,
                                                       --------  -------
at any time that the commercial paper notes of EFCC (if any) are being rated by one or more of the Rating Agencies, at the request of the Purchaser, no material amendment or modification of any material provisions hereof shall be effective absent written confirmation by each of Moody's, S&P and DCR (as applicable) that such amendment or modification will not result in a withdrawal or downgrading of the then-current rating of the commercial paper notes issued by EFCC by such rating agency. The Originator shall send, or shall cause to be sent, copies of all amendments, modifications or supplements to this Agreement to each of the Rating Agencies then rating the commercial paper notes issued by EFCC, if any, at the request of the Buyer, prior to the execution thereof by all parties thereto. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

          SECTION 8.02.  Notices, Etc.   All notices and other communications
                         -------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, three days after being deposited in the mails, or, in the case of notice by facsimile, when electronics communications of a receipt is obtained, in each case addressed as aforesaid.

          SECTION 8.03.  No Waiver; Remedies.  No failure on the part of the
                         -------------------
Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.04.  Binding Effect; Assignability.  This Agreement shall be
                         -----------------------------
binding upon and inure to the benefit of each of the Originating Parties, the Buyer and their respective successors and permitted assigns (which successors of the Originating Parties shall include a trustee in bankruptcy). Neither of the Originating Parties shall assign any of their respective rights and obligations hereunder or any interest herein without the prior written consent of the Buyer and the Deal Agent. Each Originating Party acknowledges that the Buyer shall assign to the Deal Agent, for the benefit of EFCC, all of its rights, remedies, powers and privileges hereunder and that EFCC may further assign such rights, remedies, powers and privileges to the extent permitted in the EFCC Agreement. Each Originating Party agrees that the Deal Agent, as the assignee of the Buyer, shall, subject to the terms of the EFCC Agreement, have the right to enforce this Agreement and to exercise directly all of the Buyer's rights and remedies under this Agreement (including, without limitation, the rights and remedies under Sections 6.01, 6.02, 7.01 and 7.02, and each Originating Party agrees to
      -------------  ----  ----     ----
cooperate fully with the Deal Agent and the Servicer in the exercise of such rights and remedies. Without limitation by the foregoing, each Originating Party hereby acknowledges that the Buyer and the Servicer have agreed pursuant to the EFCC Agreement and certain related agreements that, subject to the restrictions set forth therein, the Deal Agent, and certain parties providing liquidity and credit enhancement in connection with the EFCC Agreement, shall be entitled to exercise the Buyer's rights under this Agreement. Each Originating Party hereby consents to the foregoing and agrees to cooperate with any such Person electing to exercise the Buyer's rights under this Agreement. The Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of either of the Originating Parties. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms which shall remain in full force and effect until such time as this Agreement shall terminate; provided, however,
                                                          --------  -------
that the rights and remedies with respect to any breach of any representation and warranty made by an Originating Party pursuant to Article IV and the indemnification and payment provisions of Article VII and Article VIII shall be continuing and shall survive any termination of this Agreement.

          SECTION 8.05.  GOVERNING LAW; WAIVER OF JURY TRIAL.
                         -----------------------------------

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE BUYER IN THE PURCHASED/CONTRIBUTED INTERESTS OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A

JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

          (b) EACH THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK.

          SECTION 8.06.  Costs, Expenses and Taxes.  (a)  In addition to the
                         -------------------------
rights of indemnification under Article VII hereof, each Originating Party
                                -----------
agrees to pay, jointly and severally, on demand, all reasonable costs and expenses in connection with the preparation, execution and delivery (including periodic auditing, filing searches and any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Buyer and its assignees with respect hereto and thereto and with respect to advising the Buyer and its assignees as to its rights and remedies hereunder and thereunder, and the other agreements executed pursuant hereto and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other agreements and documents to be delivered hereunder or in connection herewith.

          (b) In addition, each Originating Party shall pay on demand, jointly and severally, any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder or in connection herewith, or of any other agreement or document providing liquidity support, credit enhancement or other similar support to EFCC in respect of the transactions contemplated hereby or by the EFCC Agreement, and agrees to indemnify the Buyer and its assignees against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          SECTION 8.07.  Execution in Counterparts; Severability.  This
                         ---------------------------------------
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 8.08.  No Proceedings.  Each Originating Party hereby agrees
                         --------------
that it will not institute against the Buyer any Involuntary Proceeding (as defined in clause (i) of Section 7.01(f) of the EFCC Agreement) so long as any
                         ---------------
obligations of the

Buyer shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such obligations shall have been outstanding.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as a sealed instrument, as of the date first above written.



BUYER:                             BV FUNDING CORP.



                                   By: /s/ John Colton
                                      --------------------------------
                                    Title:  Executive Vice President
                                    Address:
                                     114 Turnpike Road
                                     Westboro, MA 01581
                                    Attn:  J. Colton
                                    Telecopy No.:  508-870-0260


ORIGINATOR:                        BANKVEST CAPITAL CORP.



                                   By: /s/ John Colton
                                      --------------------------------
                                    Title:  Executive Vice President
                                    Address:
                                     114 Turnpike Road
                                     Westboro, MA 01581
                                    Attn:  J. Colton
                                    Telecopy No.:  508-870-0260

LEASEVEST:                         LEASEVEST CAPITAL CORP.



                                   By: /s/ John Colton
                                      -----------------------------------
                                    Title:  Executive Vice President
                                    Address:
                                     114 Turnpike Road
                                     Westboro, MA 01581
                                    Attn:  J. Colton
                                    Telecopy No.:  508-870-0260

                                                                       EXHIBIT A



                    LIST OF OFFICES WHERE RECORDS ARE KEPT



                                  (Attached)

                                                                       EXHIBIT B



                         TRADENAMES AND ASSUMED NAMES

                                  (Attached)

                                                                       EXHIBIT C



          LEASEVEST ASSIGNMENT AND OTHER SIMILAR BLANKET ASSIGNMENTS

                                  (Attached)